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                               1,750,000 Shares*

                              DOMINION HOMES, INC.

                                  Common Shares

                             UNDERWRITING AGREEMENT

                                                         St. Petersburg, Florida

                                                           _______________, 2002

Raymond James & Associates, Inc.
Legg Mason Wood Walker, Incorported
As Representatives of the Several Underwriters listed on Schedule I hereto

c/o Raymond James & Associates, Inc.
880 Carillon Parkway
St. Petersburg, Florida  33716

Ladies and Gentlemen:

     Dominion Homes, Inc., an Ohio corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters"), and BRC Properties Inc., an Ohio corporation and a shareholder of the Company (the "Selling Shareholder"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters, an aggregate of 1,750,000 of the Company's Common Shares, without par value (the "Common Shares), of which (a) 1,450,000 shares are to be issued and sold by the Company, and (b) 300,000 shares are to be sold by the Selling Shareholder. The aggregate of 1,750,000 shares to be purchased from the Company and the Selling Shareholder are called the "Firm Shares." In addition, the Company has agreed to sell to the Underwriters, upon the terms and conditions stated herein, up to an additional 131,250 Common Shares and the Selling Shareholder has agreed to sell to the Underwriters, upon the terms and conditions stated herein, up to an additional 131,250 Common Shares to cover over-allotments by the Underwriters, if any. The additional 131,250 shares to be sold by the Company and the additional 131,250 shares to be sold by the Selling Shareholder are collectively referred to in this Agreement as the "Additional Shares." The Firm Shares and the Additional Shares are collectively referred to in this Agreement as the "Shares." Raymond James & Associates, Inc.

--------
* Plus an additional 262,500 shares subject to Underwriters' over-allotment option.

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and Legg Mason Wood Walker, Incorported are acting as the representatives of the several Underwriters and in such capacity are referred to in this Agreement as the "Representatives."

     The Company and the Selling Shareholder wish to confirm as follows their agreement with you and the other several Underwriters, on whose behalf you are acting, in connection with the several purchases of the Shares from the Company and the Selling Shareholder.

         1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the published rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-2 (File No. 333-_____), including a prospectus subject to completion, relating to the Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, at the time when it becomes effective and as thereafter amended by any post-effective amendment, if any, is referred to in this Agreement as the "Registration Statement." The prospectus in the form included in the Registration Statement or, if the prospectus included in the Registration Statement omits certain information in reliance upon Rule 430A under the Act and such information is thereafter included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act or as part of a post-effective amendment to the Registration Statement after the Registration Statement becomes effective, the prospectus as so filed, is referred to in this Agreement as the "Prospectus." If the Company elects, with the consent of the Representatives, to rely on Rule 434 under the Act, all references to the Prospectus shall be deemed to include the form of prospectus and the term sheet contemplated by Rule 434, taken together, provided to the Underwriters by the Company in reliance on Rule 434 under the Act (the "Rule 434 Prospectus"). If the Company files another registration statement with the Commission to register a portion of the Shares pursuant to Rule 462(b) under the Act (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to include the registration statement on Form S-2 (File No. 333-_____) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the Act. The prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of such Registration Statement with the Commission and as such prospectus is amended from time to time until the date of the Prospectus is referred to in this Agreement as the "Preliminary Prospectus." All references in this Agreement to the Registration Statement, the Rule 462 Registration Statement, the Rule 434 Prospectus, a Preliminary Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"). Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the Act, as of the date of the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be. As used herein, the term "Incorporated Documents" means the documents that are incorporated by reference in the Registration Statement, any Preliminary Prospectus, the

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     Prospectus or any amendment or supplement thereto, and any portion of any other document filed with the Commission specifically incorporated by reference into any Incorporated Document.

         2. Agreements to Sell and Purchase. Upon the terms and conditions set forth herein, (i) the Company, severally and not jointly, agrees to issue and sell an aggregate of 1,450,000 Firm Shares to the Underwriters and (ii) the Selling Shareholder, severally and not jointly, agrees to sell an aggregate 300,000 Firm Shares to the Underwriters. Upon the basis of the representations, warranties and agreements of the Company and the Selling Shareholder herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholder at a purchase price of $[___] per Share (the "purchase price per Share"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

         The Company and the Selling Shareholder, severally and not jointly, hereby also agree to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company and the Selling Shareholder herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right for 30 days from the date of the Prospectus to purchase from each of the Company and the Selling Shareholder up to 131,250 Additional Shares (for a total of 262,500 Additional Shares) at the purchase price per Share for the Firm Shares. One-half of the total Additional Shares purchased by the Underwriters shall be purchased from the Company, and one-half of the total Additional Shares purchased by the Underwriters shall be purchased from the Selling Shareholder. The Additional Shares may be purchased solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase the number of Additional Shares (subject to such adjustments as you may determine to avoid fractional shares) that bears the same proportion to the total number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares. The option to purchase Additional Shares may be exercised at any time within 30 days after the date of the Prospectus, but no more than once.

         3. Terms of Public Offering. The Company has been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

         Not later than 12:00 p.m. on the second business day following the date the Shares are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representatives shall request.

         4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of the Firm Shares and payment therefor shall be made at the offices of Vorys, Sater, Seymour and Pease LLP, 52 East Gay Street, Columbus, Ohio, at 10:00 a.m., local time, on [_________],


                                     - 3 -

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     2002, or such other place, time and date not later than 1:30 p.m., local time, on [__________], 2002, as the Representatives shall designate by notice to the Company (the time and date of such closing are called the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between the Representatives and the Company. The Company and the Selling Shareholder hereby acknowledge that circumstances under which the Representatives may provide notice to postpone the Closing Date as originally scheduled include any determination by the Company, the Selling Shareholder or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 11 hereof.

         Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the offices of Vorys, Sater, Seymour and Pease LLP, 52 East Gay Street, Columbus, Ohio, at 10:00 a.m., local time, on such date or dates (the "Additional Closing Date") (which may be the same as the Closing Date, but shall in no event be earlier than the Closing Date nor earlier than three nor later than ten business days after the giving of the notice hereinafter referred to) as shall be specified in a written notice, from the Representatives on behalf of the Underwriters to the Company and the Selling Shareholder, of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. Such notice may be given at any time within 30 days after the date of the Prospectus and must set forth (i) the aggregate number of Additional Shares as to which the Underwriters are exercising the option and (ii) the names and denominations in which the certificates for which the Additional Shares are to be registered. The place of closing for the Additional Shares and the Additional Closing Date may be varied by agreement between you and the Company.

         The Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 1:00 p.m., local time, not later than the second full business day preceding the Closing Date or the Additional Closing Date, as the case may be. Such certificates shall be made available to you for inspection and packaging at The Depositary Trust Company not later than 9:30 a.m., local time, on the business day immediately preceding the Closing Date or the Additional Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Additional Closing Date, as the case may be, through the facilities of The Depositary Trust Company, against payment of the purchase price therefor by wire transfer of immediately available funds to accounts specified in writing not later than the close of business on the business day next preceding the Closing Date or the Additional Closing Date, as the case may be, by the Company and the Selling Shareholder. Payment for the Shares sold by the Company hereunder shall be delivered by the Representatives to the Company. Payment for the Shares sold by the Selling Shareholder hereunder shall be delivered by the Representatives to the Selling Shareholder.

         It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price per Share for the Firm Shares and the Additional Shares, if any, that the Underwriters have agreed to purchase. Raymond James and Associates, Inc. or Legg Mason

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     Wood Walker, Incorporated, individually and not as a Representative of the Underwriters, may, but shall not be obligated to, make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the Closing Date or the Additional Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

         The Selling Shareholder hereby agrees that it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Shares to be sold by the Selling Shareholder to the several Underwriters, or otherwise in connection with the performance of the Selling Shareholder's obligations hereunder.

         5.   Covenants and Agreements of the Company.

         5.1 Of the Company. The Company covenants and agrees with the several Underwriters as follows:

             (a) The Company will use its reasonable best efforts to cause the Registration Statement and any amendments thereto to become effective, if it has not already become effective, and will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement has become effective and the time and date of any filing of any post-effective Registration Statement or any amendment or supplement to any Preliminary Prospectus or the Prospectus and the time and date that any post-effective amendment to the Registration Statement becomes effective, (ii) if Rule 430A under the Act is employed, when the Prospectus has been timely filed pursuant to Rule 424(b) under the Act,
     (iii) of the receipt of any comments of the Commission, or any request by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information,
     (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purposes and (v) within the period of time referred to in Section 5(e) below, of any change in the Company's condition (financial or other), business, properties, net worth or results of operations, or of any event that comes to the attention of the Company that makes any statement made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue in any material respect or that requires the making of any additions thereto or changes therein in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time. If the Company elects, with the consent of the Representatives, to rely on Rule 434 under the Act, the Company will provide the Underwriters with copies of the form of Rule 434 Prospectus (including copies of a term sheet that complies with the requirements of Rule 434 under the Act),


                                     - 5 -

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     in such number as the Underwriters may reasonably request, and file with the Commission in accordance with Rule 424(b) of the Act the form of Prospectus complying with Rule 434(b)(2) of the Act before the close of business on the first business day immediately following the date hereof. If the Company elects not to rely on Rule 434 under the Act, the Company will provide the Underwriters with copies of the form of Prospectus, in such number as the Underwriters may reasonably request, and file with the Commission such Prospectus in accordance with Rule 424(b) of the Act before the close of business on the first business day immediately following the date hereof.

             (b) The Company will furnish to you, without charge, two signed duplicate originals of the Registration Statement as originally filed with the Commission and of each amendment thereto, and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto as you may reasonably request.

             (c) The Company will not file any Rule 462 Registration Statement or any amendment to the Registration Statement or make any amendment or supplement to the Prospectus unless (i) you shall have previously been advised thereof and been given a reasonable opportunity to review such filing, amendment or supplement and (ii) you have not reasonably objected to such filing, amendment or supplement after being so advised and having been given a reasonable opportunity to review such filing, amendment or supplement.

             (d) Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to you, without charge, in such quantities as you have requested or may hereafter reasonably request, copies of each form of the Preliminary Prospectus. Consistent with the provisions of Section 5(e) hereof, the Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Preliminary Prospectus so furnished by the Company.

             (e) As soon after the execution and delivery of this Agreement as is practicable and thereafter from time to time for such period as in the reasonable opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or a dealer (the "Prospectus Delivery Period"), and for so long a period as you may request for the distribution of the Shares, the Company will deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as they may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If at any time prior to the later of (i) the completion of the distribution of the Shares pursuant to the offering contemplated by the Registration Statement or (ii) the

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     expiration of prospectus delivery requirements with respect to the
     Shares under Section 4(3) of the Act and Rule 174 thereunder, any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Company will forthwith prepare and, subject to Sections 5(a) and 5(c) hereof, file with the Commission and use its best efforts to cause to become effective as promptly as possible an appropriate supplement or amendment thereto, and will furnish to each Underwriter who has previously requested Prospectuses, without charge, a reasonable number of copies thereof.

             (f) The Company will cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents as may be reasonably necessary in order to effect and maintain such registration or qualification for so long as required to complete the distribution of the Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in suits, other than those arising out of the offering or sale of the Shares, as contemplated by this Agreement and the Prospectus, in any jurisdiction where it is not now so subject. In the event that the qualification of the Shares in any jurisdiction is suspended, the Company shall so advise you promptly in writing.

             (g) The Company will make generally available to its security holders a consolidated earnings statement (in form complying with the provisions of Rule 158), which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and the Rule 462 Registration Statement, if any, and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of
     Section 11(a) of the Act.

             (h) During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Sections 13, 14 and 15 of the Securities Exchange Act of 1934, as amended, and the published rules and regulations of the Commission thereunder (collectively, the "Exchange Act") in the manner and within the time periods required by the Exchange Act.

             (i) During the period ending three years from the date hereof, the Company will furnish to you and, upon your request, to each of the other Underwriters, (i) as soon as available, a copy of each proxy statement, quarterly or annual report or other report of the Company mailed to shareholders or filed with the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or the Nasdaq Stock Market ("NASDAQ") or any national securities exchange and (ii) from time to time such other information concerning the Company as you may reasonably request.

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             (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provision hereof (except pursuant to a termination under Section 12 hereof) or if this Agreement shall be terminated by the Underwriters because of any inability, failure or refusal on the part of the Company or the Selling Shareholder to perform in all material respects any agreement herein or to comply in all material respects with any of the terms or provisions hereof or to fulfill in all material respects any of the conditions of this Agreement, the Company and the Selling Shareholder, jointly and severally, agree, in addition to and not in derogation of any remedy that may be available to you, to reimburse you and the other Underwriters for all reasonable out-of-pocket expenses (including reasonable travel expenses and reasonable fees and expenses of counsel for the Underwriters, but excluding wages and salaries paid by you) reasonably incurred by you in connection herewith, such reimbursement not to exceed $75,000 in the aggregate.

             (k) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder in accordance in all material respects with the statements under the caption "Use of Proceeds" in the Prospectus.

             (l) If Rule 430A under the Act is employed, the Company will timely file the Prospectus or term sheet (as described in Rule 434(b) under the Act) pursuant to Rule 424(b) under the Act.

             (m) For a period of 180 days after the date of the Prospectus first filed pursuant to Rule 424(b) under the Act, without your prior written consent, the Company will not, (i) directly or indirectly, issue, sell, offer or contract to sell or otherwise dispose of or transfer any Common Shares or securities convertible into or exchangeable or exercisable for Common Shares (collectively, "Company Securities") or any rights to purchase Company Securities, or file any registration statement under the Act with respect to any of the foregoing or (ii) enter into any swap or other agreement that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of Company Shares whether any such swap or transaction is to be settled by delivery of Common Shares or other securities, in cash or otherwise, except to the Underwriters pursuant to this Agreement and except for grants of options and issuances of Common Shares in the ordinary course of business pursuant to the Company's stock option, stock bonus or other employee benefit plans or arrangements in effect as of the date hereof and referred to in the Prospectus (a "Permitted Share Issuance").

             (n) Prior to the Closing Date or the Additional Closing Date, as the case may be, the Company will furnish to you, as promptly as possible, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any quarterly period subsequent to the periods covered by the financial statements appearing in the Prospectus.

             (o) The Company will comply with all provisions of any undertakings contained in the Registration Statement.

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             (p) The Company will not at any time prior to 12 months after the
     Closing , directly or indirectly, take any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of any of the Shares.

             (q) For a period of three years, the Company will timely file with NASDAQ all documents and notices required by NASDAQ of companies that have or will issue securities that are traded on the NASDAQ.

             (r) The Company shall engage and maintain, at its expense, a transfer agent and, if necessary under the jurisdiction of its incorporation or the rules of any national securities exchange on which the Common Shares are listed, a registrar (which, if permitted by applicable laws and rules may be the same entity as the transfer agent) for the Common Shares.

         5.2 Of The Selling Shareholder. The Selling Shareholder covenants and agrees with the several Underwriters as follows:

             (a) The Selling Shareholder will execute and deliver a Lock-Up Agreement, substantially in the form of Exhibit A attached hereto ("Lock-Up Agreement").

             (b) The Selling Shareholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date and will advise the Underwriters prior to the Closing Date if any statements to be made by the Selling Shareholder in the certificate contemplated by Section 9(l) hereof would be inaccurate if made as of the Closing Date.

             (c) On the Closing Date, all stock transfer and other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Firm Shares to be sold by the Selling Shareholder to the Underwriters hereunder will have been fully paid for by the Selling Shareholder and all laws imposing such taxes will have been fully complied with.

             (d) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, with respect to the transactions herein contemplated, the Selling Shareholder shall deliver to you at least two days prior to the Closing Date a properly completed and executed United States Treasury Department Substitute Form W-9.

             (e) The Selling Shareholder will use commercially reasonable efforts to cause the Company to perform all of its obligations hereunder.

         6. Representations and Warranties.

         6.1 Concerning the Company. The Company hereby represents and warrants to each

     Underwriter on the date hereof, and shall be deemed to represent and warrant to each Underwriter on the Closing Date and the Additional Closing Date, as the case may be, that:

             (a) The Company satisfies all of the requirements of the Act for use of Form S-2 for the offering of Shares contemplated hereby. Each Preliminary Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424(a) under the Act, complied as to form when so filed in all material respects with the provisions of the Act, except that this representation and warranty does not apply to statements in or omissions from such Preliminary Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein, or furnished to the Company in writing by or on behalf of the Selling Shareholder expressly for use therein. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or the securities authority of any state or other jurisdiction.

             (b) The Company has prepared each of the Registration Statement, any Rule 462 Registration Statement and any post-effective amendment thereto, and the Prospectus and any amendments or supplements thereto. The Registration Statement (including any Rule 462 Registration Statement), in the form in which it becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus, and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, will comply as to form in all material respects with the provisions of the Act and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein, or furnished to the Company in writing by or on behalf of the Selling Shareholder expressly for use therein.

             (c) Each Preliminary Prospectus and the Prospectus, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares.

             (d) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act; and no such Incorporated Document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

             (e) The capital stock of the Company and the number of its issued and outstanding Common Shares are and will be as set forth in the Prospectus as of the date set forth therein, subject to Permitted Share Issuances. All of the outstanding Common Shares of the Company have been, and as of the Closing Date and the Additional Closing Date, as the case may be, will be, duly authorized and validly issued, fully paid and nonassessable and free of any preemptive or similar rights; except as set forth in the Prospectus or for Permitted Share Issuances, the Company is not a party to or bound by any outstanding options, warrants or similar rights to subscribe for, or contractual obligations to issue, sell, transfer or acquire, any of its capital stock or any securities convertible into or exchangeable for any of such capital stock; the Shares to be issued and sold to the Underwriters by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against full payment therefor in accordance with the terms hereof will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; the capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus (or any amendment or supplement thereto); and the delivery of certificates for the Shares being sold by the Company against payment therefor pursuant to the terms of this Agreement will pass valid title to the Shares being sold by the Company, free and clear of any claim, encumbrance or defect in title, to the several Underwriters purchasing such shares in good faith and without notice of any lien, claim or encumbrance. The certificates for the Shares being sold by the Company are in valid and sufficient form.

             (f) Each of the Company and its subsidiaries is a corporation, a limited liability company or a limited partnership, duly organized and validly existing as a corporation, or duly formed and in full force and effect as a limited liability company or a limited partnership, as the case may be, in good standing as a corporation under the laws of the state of its incorporation with full corporate power and authority, or full power and authority under the applicable limited liability company or limited partnership statute and its organizational documents, as the case may be, to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify has not had and is not reasonably likely to have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

             (g) The issued equity interests of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any security interests, liens, encumbrances, equities or claims. The Company does not have any subsidiaries and does not own a material interest in or control, directly or indirectly, any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization, except as set forth in Exhibit 21 to the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2001, and except for Alliance Title Agency, Ltd. and the 12 joint ventures referred to in the Prospectus under "Our Business -- Our Strategy -- Control of the Development and Building Process -- Land Acquisition and Development" (the "Land Joint Ventures"). As used in this Agreement, subsidiaries shall mean Dominion Homes Financial Services, Ltd., Dominion Structural Warranty Company, LLC, Resolution Property Company, LLC, Alliance Title Agency of Kentucky, LLC, Dominion Homes of Kentucky, Ltd., Dominion Homes of Kentucky GP, LLC and Dominion Homes Realty, LLC.


             (h) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or its subsidiaries or to which the Company or its subsidiaries or any of their properties are subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) but are not described as required. Except as described in the Prospectus, there is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the knowledge of the Company, threatened, against or involving the Company or any of its subsidiaries that might individually or in the aggregate prevent or adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Effect, nor to the Company's knowledge, is there any basis for any such action, suit, inquiry, proceeding or investigation. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement (the "Required Contracts") that are not described, filed or incorporated by reference in the Registration Statement and the Prospectus as required by the Act. All Required Contracts to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or the applicable subsidiary, constitute valid and binding agreements of the Company or the applicable subsidiary and are enforceable against the Company or the applicable subsidiary in accordance with the terms thereof, except as enforceability thereof may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought. Neither the Company nor any of its subsidiaries has actual knowledge of or received notice that any other party to any of the Required Contracts is in breach thereof or default thereunder, which breach or default would be reasonably likely to result in a Material Adverse Effect.

             (i) Neither the Company nor any of its subsidiaries is (i) in violation of (A) its certificate or articles of incorporation or organization or bylaws or code of regulations or operating agreement, or other organizational documents, (B) any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries or any of their properties, or (C) any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, in each of (B) and (C), the violation of which would be reasonably likely to have a Material Adverse Effect; or (ii) in default in the performance of any obligation, agreement or condition contained in (A) any bond, debenture, note or any other evidence of indebtedness or (B)any agreement, indenture, lease or other instrument (each of (A) and (B), an "Existing Instrument") to which the Company or any of its subsidiaries is a party or by which any of their properties may be bound, which default would be reasonably likely to have a Material Adverse Effect; and there does not exist any state of facts that constitutes an event of default on the part of the Company or any of its subsidiaries as defined in such documents or that, with notice or lapse of time or both, would constitute such an event of default.

             (j) The Company's execution and delivery of this Agreement and the performance by the Company of its obligations under this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, and except as rights to indemnity and contribution hereunder may be limited by or unenforceable under federal or state securities laws.

             (k) None of the issuance and sale of the Shares by the Company, the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act, the listing of the Shares for trading on NASDAQ, and compliance with the securities or Blue Sky laws of various jurisdictions, all of which will be, or have been, effected in accordance with this Agreement and except for the NASD's clearance of the underwriting terms of the offering contemplated hereby as required under the NASD's Rules of Fair Practice), (ii) constitutes or will constitute a breach of, or a default under, the Company's articles of incorporation or the Company's code of regulations or any agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of its properties may be bound,
     (iii) violates any statute, law, regulation, ruling, filing, judgment, injunction, order or decree applicable to the Company or any of its subsidiaries or any of their properties, or (iv) results in a breach of, or default under, or results in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or requires the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, defaults, liens, charges or encumbrances that would not, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect.

             (l) Except as described in the Prospectus, neither the Company nor any of its subsidiaries has outstanding and at the Closing Date and the Additional Closing Date, as the case may be, will have outstanding any options to purchase, or any warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any

     Common Shares or any such warrants or convertible securities or obligations. No holder of securities of the Company has rights to the registration of any securities of the Company, other than the Selling Shareholder with respect to the Shares included in the Registration Statement, as a result of or in connection with the filing of the Registration Statement or the consummation of the transactions contemplated hereby that have not been satisfied or heretofore waived in writing.

             (m) PricewaterhouseCoopers LLP, the certified public accountants who have certified the financial statements (including the related notes thereto and supporting schedules) filed as part of the Registration Statement and the Prospectus (or any amendment or supplement ;thereto), are independent public accountants as required by the Act and the Exchange Act.

             (n) The financial statements, together with related schedules and notes, included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly in all material respects the financial condition, results of operations, cash flows and changes in financial position of the Company on the basis stated in the Registration Statement at or as of the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and Prospectus (and any amendment or supplement thereto) are accurately presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Company. No other financial statements or schedules that are not included in the Registration Statement are required to be included in the Registration Statement.

             (o) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material transaction that is not in the ordinary course of business,
     (ii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (iii) neither the Company nor any of its subsidiaries has paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default under the terms of any class of capital stock of the Company or any outstanding debt obligations,
     (iv) there has not been any change in the authorized or outstanding capital stock of the Company except for Permitted Share Issuances or any material change in the indebtedness of the Company (other than in the ordinary course of business) and (v) there has not been any material adverse change or any development that would be reasonably likely to result in a Material Adverse Effect, in the condition (financial or otherwise), business, properties, net worth or result of operations of the Company.

             (p) All offers and sales of the Company's capital stock and other debt or other securities prior to the date hereof were made in compliance with or were the subject of an available exemption from the Act and all other applicable state and federal laws or regulations, or any actions under the Act or any state or federal laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation.

             (q) The Common Shares (including the Shares) are registered pursuant to Section 12(g) of the Exchange Act and are listed on the NASDAQ National Market, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from the NASDAQ National Market, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or listing.

             (r) The Company has not distributed and will not distribute, and has not authorized the Underwriters to distribute, any offering material in connection with the offering and sale of the Shares other than the Preliminary Prospectus, the Prospectus or other offering material, if any, as permitted by the Act.

             (s) Other than excepted activity pursuant to Regulation M under the Exchange Act, the Company has not taken and will not take, directly or indirectly, any action that constituted, or any action designed to, or that might reasonably be expected to cause or result in or constitute, under the Act, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or for any other purpose.

             (t) The Company and each of its subsidiaries have filed all tax returns required to be filed (other than certain state or local tax returns, as to which the failure to file, individually or in the aggregate, would not have a Material Adverse Effect), which returns are complete and correct in all material respects, and neither the Company nor any subsidiary is in default in the payment of any taxes that were payable pursuant to said returns or any assessments with respect thereto. Except as disclosed in the Prospectus, all deficiencies asserted as a result of any federal, state, local or foreign tax audits have been paid or finally settled and no issue has been raised in any such audit that, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so audited. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local or foreign tax return for any period. On the Closing Date and the Additional Closing Date, as the case may be, all stock transfer and other taxes that are required to be paid in connection with the sale of the Shares to be sold by the Company to the Underwriters will have been fully paid by the Company and all laws imposing such taxes will have been complied with.

             (u) Except as set forth in the Prospectus, there are no transactions with "affiliates" (as defined in Rule 405 promulgated under the Act) or any officer, director or security holder of the Company (whether or not an affiliate) that are required by the Act to be disclosed in the Registration Statement. Additionally, no relationship, direct or indirect, exists between the Company or any of its subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any subsidiary on the other hand that is required by the Act to be disclosed in the Registration Statement and the Prospectus that is not so disclosed.

             (v) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an investment company within the meaning of the Investment Company Act of 1940, as amended.

             (w) Each of the Company and its subsidiaries has good and valid title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except (i) such as are described in the Prospectus or
     (ii) such as are not materially burdensome and would not be reasonably likely to result in a Material Adverse Effect to the use of the property or the conduct of the business of the Company. All property (real and personal) held under lease by the Company and its subsidiaries is held by it under valid, subsisting and enforceable leases with only such exceptions as in the aggregate are not materially burdensome and would not be reasonably likely to result in a Material Adverse Effect to the use of the property or the conduct of the business of the Company.

             (x) The Company has acquired title insurance with respect to each of the properties described in the Prospectus as being owned by the Company or its subsidiaries, except, in each case, where the failure to obtain or maintain such title insurance would not be reasonably likely to have a Material Adverse Effect.

             (y) Each of the Company and its subsidiaries has all permits, licenses, franchises, approvals, consents and authorizations of governmental or regulatory authorities (hereinafter "permit" or "permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus, except where the failure to have obtained any such permit has not had and would not be reasonably likely to have a Material Adverse Effect; each of the Company and its subsidiaries has operated and is operating its business in compliance with and not in violation of any of its obligations with respect to each such permit and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such permit or result in any other material impairment of the rights of any such permit, subject in each case to such qualification as may be set forth in the Prospectus, except for any such violation, revocation, termination or impairment that, individually or in the aggregate, would not reasonably be likely to result in a Material Adverse Effect; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.

             (z) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets,
     (iii) access to assets is permitted only in accordance with management's general or specific authorizations and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

             (aa) Neither the Company nor any of its subsidiaries, since each has been a subsidiary of the Company, nor, to the Company's knowledge, any employee or agent of the Company or any of its subsidiaries, has, directly or indirectly, (i) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal, state, local or foreign governmental official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions.

             (bb) The Company and its subsidiaries are (i) in compliance with any and all applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or other approvals would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended. Neither the Company nor any of its subsidiaries owns, leases or occupies any property that appears on any list of hazardous sites compiled by any state or local governmental agency.

             (cc) Each of the Company and its subsidiaries owns and has full right, title and interest in and to, or has valid licenses to use, each material trade name, trademark, service mark, patent, copyright, approval, trade secret and other similar rights (collectively "Intellectual Property") under which the Company and its subsidiaries conduct all or any material part of its business, and the Company has not created any lien or encumbrance on, or granted any right or license with respect to, any such Intellectual Property, except where the failure to own or obtain a license or right to use any such Intellectual Property has not had and would not reasonably be likely to have a Material Adverse Effect; there is no claim pending against the Company or its subsidiaries with respect to any Intellectual Property and the Company and its subsidiaries have not received notice or otherwise become aware that any Intellectual Property that it uses or has used in the conduct of its business infringes upon or conflicts with the rights of any third party. Neither the Company nor any of its subsidiaries has become aware that any material Intellectual Property that it uses or has used in the conduct of its business has been or is being infringed upon by any third party, except as previously disclosed in writing to the Representatives.

             (dd) The Company has procured Lock-Up Agreements, substantially in the form of Exhibit A attached hereto, from each of the Company's executive officers and directors and the Selling Shareholder.

             (ee) Neither any officer or director of the Company nor the Selling Shareholder has a direct or indirect affiliation or association with any member of the NASD.

             (ff) Each of the Company and its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the management of the Company believes are prudent and customary in the businesses in which it is engaged; and neither the Company nor any of its subsidiaries has received any notice that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

             (gg) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Effect.

             (hh) The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA and all other applicable state and federal laws. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group or organization described in Sections 414(b), (c), (m) or (o) of the Code of which the Company or such subsidiary is a member. No "reportable event" (as defined in ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined in ERISA). None of the Company, its subsidiaries and their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification.

             (ii) The Company and its subsidiaries have complied and will comply in all material respects with wage and hour determinations issued by the U.S. Department of Labor under the Service Contract Act of 1965 and the Fair Labor Standards Act in paying its employees' salaries, fringe benefits and other compensation for the performance of work or other duties in connection with contracts with the U.S. government, and have complied and will comply in all material respects with the requirements of the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, the Civil Rights Act of 1964 (Title
     VII), the National Labor Relations Act, the Vietnam Era Veteran's Readjustment Act, the Age Discrimination in Employment Act, as amended by the Older Workers' Benefit Protection Act, and federal, state and local labor laws, each as amended except where the failure to comply with any such requirements has not, and will not, have a Material Adverse Effect.

             (jj) With respect to the Land Joint Ventures that the Company manages, (i) each such managed Land Joint Venture is duly formed and in full force and effect under the laws of its formation with full power and authority, and holds all material permits under applicable law, to own, lease and operate its properties and to conduct its business as presently conducted, except where the failure to hold any such permit would not be reasonably likely to result in a Material Adverse Effect; (ii) there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against any managed Land Joint Venture or to which any such Land Joint Venture's properties are subject, that are required to be described in the Registration Statement or the Prospectus (or any supplement or amendment thereto) but are not described as required; (iii) none of the managed Land Joint Ventures is (1) in violation of (A) its organizational documents, (B) any law, ordinance, administrative or governmental rule or regulation applicable to it or any of its properties, or (C) any decree of any court or governmental agency or body having jurisdiction over it, in each of (B) and (C) the violation of which would be reasonably likely to have a Material Adverse Effect, or (2) in default in the performance of any obligation, agreement or condition contained in
     (A) any bond, debenture, note or any other evidence of indebtedness or (B) any agreement, indenture, lease or other instrument to which it or any of its properties may be bound, which default would be reasonably likely to have a Material Adverse Effect; (iv) the Company owns its interests in the managed Land Joint Ventures free and clear of any security interests, liens, encumbrances, equities, claims or options or other rights of purchase, except (1) such as are referred to in the Prospectus or (2) such as are not materially burdensome and would not be reasonably likely to result in a Material Adverse Effect; (v) none of the Land Joint Ventures has incurred any material liabilities or obligations, indirect, direct or contingent, or that could be asserted against the Company or any of the Company's subsidiaries, that are required to be disclosed in the Registration Statement or the Prospectus (or any supplements or amendments thereto) but have not been disclosed as required; (vi) each managed Land Joint Venture is in material compliance with all Environmental Laws, except where such noncompliance would not be reasonably likely to result in a Material Adverse Effect; and (vii) each of the managed Land Joint Ventures has good and valid title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances, except (1) such as are referred to in the Prospectus or (2) such as are not materially burdensome and would not be reasonably likely to result in a Material Adverse Effect.

         6.2 Concerning the Selling Shareholder. The Selling Shareholder hereby represents and warrants to each Underwriter on the date hereof, and shall be deemed to represent and warrant to each Underwriter on the Closing Date and the Additional Closing Date, that:

             (a) The Selling Shareholder is the lawful owner of the Shares to be sold by the Selling Shareholder pursuant to this Agreement and has, and on the Closing Date and the Additional Closing Date, as the case may be, will have, good and valid title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever.

             (b) The Selling Shareholder has, and on the Closing Date and the Additional Closing Date, as the case may be, will have, full legal right, power and authority, and all authorization and approval required by law, to enter into this Agreement.

             (c) This Agreement has been duly authorized, executed and delivered by the Selling Shareholder and is a valid and binding agreement of the Selling Shareholder, enforceable as to the Selling Shareholder in accordance with its terms, except to the extent enforceability may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally and (ii) equitable principles being applied at the discretion of a court before which a proceeding may be brought, except as rights to indemnity and contribution hereunder may be limited by or unenforceable under federal or state securities laws.

             (d) None of the sale of the Shares by the Selling Shareholder, the execution, delivery or performance by the Selling Shareholder of this Agreement, the compliance by the Selling Shareholder with all the provisions hereof nor the consummation by the Selling Shareholder of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body or administrative agency or other governmental body, agency or official (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflicts with or will conflict with or constitutes or will constitute a breach of or a default under, the organizational documents of the Selling Shareholder or any material agreement, indenture, lease or other instrument to which the Selling Shareholder is a party or by which the Selling Shareholder or any property of the Selling Shareholder is bound or (iii) violates any statute, law, regulation, ruling, filing, judgment, injunction, order or decree applicable to the Selling Shareholder or any property of the Selling Shareholder.

             (e) The information in the Prospectus under the caption "Certain Information Regarding the Selling Shareholder" and "Principal and Selling Shareholders" that specifically relates to the Selling Shareholder (including the information concerning the Selling Shareholder's capital structure, its beneficial ownership, the Close Corporation Agreement, its transactions with the Company and the option to purchase Selling Shareholder common shares held by Mr. Jon Donnell) does not, and will not on the Closing Date or the Additional Closing Date, if as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (f) At any time prior to the Closing Date or the Additional Closing Date, as the case may be, if there is any change in the information referred to in Section 6.2(e) hereof, the Selling Shareholder will immediately notify the Representatives of such change.

             (g) Other than excepted activity pursuant to Regulation M under the Exchange Act, the Selling Shareholder has not taken and will not take, directly or indirectly, any action that constituted, or any action designed to, or that might reasonably be expected to cause or result in or constitute, under the Act, stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares.

             (h) Upon delivery of and payment for the Shares to be sold by the Selling Shareholder pursuant to this Agreement, good and valid title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever.

             (i) The Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are being exercised in the offering contemplated by this Agreement or such rights as have been duly waived.

             (j) The Selling Shareholder has delivered to you an unaudited balance sheet of the Selling Shareholder as of March 31, 2002, which has been prepared in accordance with the books and records of the Selling Shareholder in accordance with generally accepted accounting principles (except that the Selling Shareholder's investment in the Company is accounted for under the equity method of accounting rather than consolidated with and into the accounts of the Selling Shareholder and except that required footnotes are lacking) and presents fairly the financial condition of the Selling Shareholder as of the date thereof, subject to normal year-end adjustments (which will not be material).

         7. Expenses. Whether or not the transactions contemplated hereby are consummated or this Agreement becomes effective or is terminated, the Company and the Selling Shareholder, jointly and severally, agree to pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof and of any Preliminary Prospectus to the Underwriters and dealers; (ii) the printing and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus and each Preliminary Prospectus, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) consistent with the provisions of Section 5.1(f), all reasonable expenses in connection with the qualification of the Shares for offering and sale under state securities laws or Blue Sky laws, including reasonable attorneys' fees and out-of-pocket expenses of the counsel for the Underwriters in connection therewith; (iv) the filing fees incident to securing any required review by the NASD of the fairness of the terms of the sale of the Shares and the reasonable fees and disbursements of the Underwriters' counsel relating thereto; (v) the fees and expenses associated with listing the Shares on the NASDAQ National Market; (vi) the cost of preparing stock certificates; (vii) the costs and charges of the Company's transfer agent or registrar; (viii) the cost of the tax stamps, if any, in connection with the issuance and delivery of the Shares to the respective Underwriters; (ix) all other fees, costs and expenses referred to in Item 14 of the Registration Statement; and (x) the transportation, lodging, graphics and other expenses incidental to the Company's preparation for and participation in the "roadshow" for the offering contemplated hereby. Except as provided in this Section 7 and in Section 8 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel. In addition, in the event that the proposed offering is terminated for the reasons set forth in Section 5.1(j) hereof, the Company agrees to reimburse the Underwriters as provided in
     Section 5.1(j).

         8. Indemnification and Contribution. Subject to the limitations in this paragraph below, the Company agrees to indemnify and hold harmless you and each other Underwriter, the directors, officers, employees and agents of each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and attorneys' fees and expenses (collectively, "Damages") arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that any such Damages arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of any Underwriter through you, or by or on behalf of the Selling Shareholder, as the case may be, expressly for use in connection therewith or (ii) any inaccuracy in or breach of the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under law; provided, however, that with respect to any untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter or to any officer, director, employee or agent of any Underwriter) from whom the person asserting any such Damages purchased the Shares concerned if both (A) a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Shares to such person as required by the Act and (B) the untrue statement or omission in the Preliminary Prospectus was corrected in the Prospectus. This indemnification shall be in addition to any liability that the Company may otherwise have.

          Subject to the limitations in this paragraph below, the Selling Shareholder agrees to indemnify and hold harmless you and each other Underwriter, the directors, officers, employees and agents of each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all Damages arising out of or based upon (i) any untrue statement oralleged untrue statement of a material fact contained in any Preliminary Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, but only with respect to the information furnished in writing by or on behalf of the Selling Shareholder specifically for use the Registration Statement, the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, or (ii) any inaccuracy in or breach of the representations and warranties of the Selling Shareholder contained herein or any failure of the Selling Shareholder to perform its obligations hereunder or under law; provided, however, that with respect to any untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter or to any officer, director, employee or agent of any Underwriter) from whom the person asserting any such Damages purchased the Shares concerned if both (A) a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Shares to such person as required by the Act and (B) the untrue statement or omission in the Preliminary Prospectus was corrected in the Prospectus. This indemnification shall be in addition to any liability that the Selling Shareholder may otherwise have.

         In addition to their other obligations under this Section 8, each of the Company and the Selling Shareholder agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any inaccuracy in the representations and warranties of the Company or the Selling Shareholder herein or failure to perform their respective obligations hereunder, all as set forth in this Section 8, the party against whom indemnification is being sought will reimburse each Underwriter on a monthly basis for all reasonable legal or other out-of-pocket expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding (to the extent documented by reasonably itemized invoices therefor), notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligation of the Company or the Selling Shareholder to reimburse each Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return it to the person(s) from whom it was received.

         If any action or claim shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company and/or the Selling Shareholder, such Underwriter or such controlling person shall promptly notify in writing the party(s) against whom indemnification is being sought (the "indemnifying party" or "indemnifying parties"), and such indemnifying party(s) shall assume the defense thereof, including the employment of counsel reasonably acceptable to such Underwriter or such controlling person and the payment of all reasonable fees of and expenses incurred by such counsel. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person, unless (i) the indemnifying party(s) has (have) agreed in writing to pay such fees and expenses, (ii) the indemnifying party(s) has (have) failed to assume the defense and employ counsel reasonably acceptable to the Underwriter or such controlling person or
     (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying party(s), and such Underwriter or such controlling person shall have been advised by its counsel that one or more legal defenses may be available to the Underwriter that may not be available to the Company or the Selling Shareholder, or that representation of such indemnified party and any indemnifying party(s) by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party(s) shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person (but the Company and the Selling Shareholder, as applicable, shall not be liable for the reasonable fees and expenses of more than one counsel for the Underwriters and such controlling persons combined)). The indemnifying party(s) shall not be liable for any settlement of any such action effected without its (their several) written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying party(s) agree(s) to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment, but in the case of a judgment only to the extent stated in the first and second paragraph of this Section 8.

         Each Underwriter agrees, severally and jointly, to indemnify and hold harmless the Company and the Selling Shareholder, their respective directors, their respective officers who sign the Registration Statement and any person who controls the Company or the Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing several indemnity from the Company and the Selling Shareholder to each Underwriter, but only with respect to information furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto. If any action or claim shall be brought or asserted against the Company or the Selling Shareholder, any of their respective directors, any of their respective officers or any such controlling person based on the Registration Statement, the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph, such Underwriter shall have the rights and duties given to the Company and the Selling Shareholder by the immediately preceding paragraph (except that if the Company and the Selling Shareholder shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company and the Selling Shareholder, their respective directors, any such officers and any such controlling persons, shall have the rights and duties given to the Underwriters by the immediately preceding paragraph.

         In any event, the Company or the Selling Shareholder will not, without the prior written consent of the Representatives, settle or compromise or consent to the entry of any judgment in any proceeding or threatened claim, action, suit or proceeding in respect of which the indemnification may be sought hereunder (whether or not a Representative or any person who controls either of the Representatives within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of all Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

         If the indemnification provided for in this Section 8 is unavailable or insufficient for any reason whatsoever (other than because of the express limitations contained in this Section 8) to an indemnified party in respect of any Damages referred to herein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholder and the Underwriters,respectively, from the offering and sale of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative and several fault of the Company, the Selling Shareholder and the Underwriters, respectively, in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative and several benefits received by the Company, the Selling Shareholder and the Underwriters, respectively, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholder, respectively, bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Company, the Selling Shareholder or the Underwriters, respectively, from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Company and the Selling Shareholder, respectively, and the underwriting discounts and commissions received by the Underwriters, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Shareholder and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
     Section 8 was determined by a pro rata
     allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount of the underwriting commissions received by such underwriter in connection with the Shares underwritten by it and distributed to the public, and the Selling Shareholder shall not be required to contribute any amount in excess of the gross proceeds received by it from the sale of Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 10 hereof) and not joint.

         Notwithstanding the third paragraph of this Section 8, any Damages for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as Damages are incurred after receipt of reasonably itemized invoices therefor. The indemnity, contribution and reimbursement agreements contained in this Section 8 and the representations and warranties of the Company and the Selling Shareholder set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, the Selling Shareholder, their respective directors or officers or any person controlling the Company or the Selling Shareholder, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company or the Selling Shareholder, their respective directors or officers or any person controlling the Company or the Selling Shareholder, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

             (a) The Registration Statement shall have become effective not later than 12:00 noon, New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Representatives, and all filings required by Rules 424(b), 430A and 462 under the Act shall have been timely made.

             (b) You shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement and Prospectus, (i) there shall not have been any change in the authorized or outstanding capital stock of the Company except for Permitted Share Issuances or any material change in the indebtedness of the Company (other than in the ordinary course of business), (ii) except as set forth or contemplated by the Registration Statement or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company that would reasonably be likely to result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained that had or could reasonably be likely to have a Material Adverse Effect, (iv) there shall not have been instituted or threatened any legal or governmental action, suit or proceeding affecting the Company or any of its properties that would reasonably be likely to result in a Material Adverse Effect or that materially and adversely affects or would reasonably be likely to materially and adversely affect the transactions contemplated by this Agreement and (v) there shall not have been any materially adverse change in the condition (financial or otherwise), business, results of operations or prospects of the Company or its subsidiaries, taken as a whole, that makes it impractical or inadvisable in your reasonable judgment to proceed with the public offering or purchase of the Shares as contemplated hereby.

             (c) You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of Vorys, Sater, Seymour and Pease LLP, counsel to the Company, substantially to the effect that:


                 (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Ohio, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto).

                 (ii) Each of the Company's subsidiaries is a limited liability company or limited partnership duly formed and in full force and effect under the laws of the jurisdiction of its organization or formation, with full power and authority under the applicable limited liability company or limited partnership statute and its organizational documents, to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto; and all of the outstanding membership interests or partnership interests of each of the subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other subsidiaries, free and clear of any perfected security interest.

                 (iii) The authorized capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption "Capitalization" and the Shares conform in all material respects to the description of the Common Shares in the Prospectus.

                 (iv) All shares of capital stock of the Company outstanding prior to the issuance of the Shares to be issued and sold by the Company hereunder, including the Common Shares owned by the Selling Shareholder, have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Company, and no such rights will exist as of the Closing Date.

                 (v) To such counsel's knowledge, all offers and sales of the Company's securities have been made in compliance in all material respects with the registration requirements of the Act and other applicable state securities laws or regulations or applicable exemptions from such registration requirements.

                 (vi) To such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its certificate or articles of incorporation or organization or bylaws or code of regulations or limited partnership or operating agreement, or other organizational documents, and is not in default in the performance of any obligation, agreement or condition contained in any bond, indenture, note or other evidence of indebtedness or any other agreement or obligation of the Company, where the default, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

                 (vii) Neither the offer, sale or delivery of the Shares by the Company, the execution, delivery or performance by the Company of this Agreement, compliance by the Company with all provisions hereof nor consummation by the Company of the transactions contemplated hereby
          (A) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, or creates or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under, the articles of incorporation or code of regulations of the Company or any agreement, indenture, lease or other instrument to which the Company is a party or by which any of its properties is bound and which is identified in the Index of Exhibits contained in Part II of the Registration Statement, or (B) violates or will result in any violation of any existing law, statute, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree that is known by such counsel to be applicable to the Company or any of its properties.

                 (viii) To such counsel's knowledge, there is no action, suit, inquiry, proceeding, or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or threatened against or involving the Company or its subsidiaries, or the properties of either the Company or any of its subsidiaries: (A) which might individually or in the aggregate prevent or adversely affect the transactions contemplated by this Agreement or would be reasonably likely to result in a Material Adverse Effect; or (B) that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) that are not described as required therein.

                 (ix) Such counsel has reviewed all agreements, contracts, indentures, leases or other documents or instruments described or referred to in the Registration

          Statement and the Prospectus, and, to the extent required to be summarized or disclosed, such agreements, contracts (and forms of contracts), indentures, leases or other documents or instruments are fairly summarized or disclosed in all material respects therein, and filed as exhibits thereto as required, and to such counsel's knowledge, there are no agreements, contracts, indentures, leases or other documents or instruments required to be so summarized or disclosed or filed that have not been so summarized or disclosed or filed.

                 (x) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official is required on the part of the Company (except such as have been obtained under the Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) for the valid issuance and sale of the Shares to the Underwriters under this Agreement.

                 (xi) The Company satisfies all of the requirements of the Act for use of Form S-2 for the offering of Shares contemplated by this Agreement.

                 (xii) The form of certificate used to evidence the Common Shares is in due and proper form and complies with all applicable requirements of the articles of incorporation and code regulations of the Company and the General Corporation Law of the State of Ohio.

                 (xiii) The Company has all requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as to the extent enforceability may be limited by (i) the application of bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or other public policy considerations.

                 (xiv) The Shares to be issued and sold to the Underwriters by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, (A) such Shares will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Company and (B) good and valid title to such Shares, free and clear of any claim, encumbrance or defect in title of any nature (other than any arising by or through the Underwriters), will pass to each Underwriter that has purchased any portion of such Shares in good faith and without knowledge of any such claim, encumbrance or defect.

                 (xv) To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by such Rule 424(b).

                 (xvi) The Registration Statement, including any Rule 462 Registration Statement, the Prospectus, including any document incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus, including any document incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be given) comply as to form in all material respects with the requirements of the Act.

                 (xvii) The descriptions in the Prospectus of statutes, regulations, legal or governmental proceedings, and the Company's articles of incorporation and code of regulations, insofar as they purport to summarize certain of the provisions thereof, are accurate in all material respects and fairly present the information required to be presented by the Act and the published rules and regulations thereunder.

                 (xviii) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal investor" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     In rendering such opinion, counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Company and of government officials, provided that counsel shall state their belief that they and you are justified in relying thereon. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date and the Additional Closing Date, as the case may be. In rendering the opinion contained in paragraph (xiii), such counsel may assume that the laws of the State of Florida that purport to govern this Agreement are the same as the laws of the State of Ohio in all respects material to such opinion. As to matters of Kentucky law, counsel may rely on the opinion of a firm licensed to practice law in the State of Kentucky reasonably acceptable to the Representatives or, in the alternative, may have such firm render such opinion to the Representatives directly.

     In addition to the opinion set forth above, such counsel shall state that during the course of its participation in the preparation of the Registration Statement and the Prospectus and the amendments thereto, nothing has come to the attention of such counsel that has caused it to believe or given it reason to believe that the Registration Statement or the Prospectus, including any document incorporated by reference therein, or any amendment thereto
(except for the financial statements and other financial, statistical and accounting information contained therein or omitted therefrom as to which no opinion need be expressed), at the date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Registration Statement or the Prospectus, including any document incorporated by reference therein, as of the date of the opinion (except as aforesaid), contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             (d) You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of Vorys, Sater, Seymour and Pease LLP, counsel to the Selling Shareholder, substantially to the effect that:

                 (i) The Selling Shareholder has all requisite corporate power and authority to enter into this Agreement and to sell and deliver the Shares to be sold by it to the Underwriters as provided herein. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, except to the extent enforceability may be limited by (i) bankruptcy, reorganization, insolvency or other laws affecting enforcement of creditors' rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or other public policy considerations.

                 (ii) The Selling Shareholder is the sole registered owner of the Shares to be sold to the Underwriters by the Selling Shareholder, and, assuming that the Underwriters acquire their interests therein for value and without knowledge of any adverse claim to, or restriction on transfer of, such Shares, and that any certificate or certificates evidencing such Shares are delivered to the Underwriters in the State of Ohio and are duly indorsed to the Underwriters or in blank by an effective indorsement, the Underwriters will constitute "Protected Purchasers" for purposes of Ohio Revised Code Section 1308.17 and will acquire all rights in such Shares that the Selling Shareholder has or has the power to transfer, free of any adverse claim, any lien in favor of the Company and any transfer restrictions imposed by the Company.

                 (iii) Neither the offer, sale or delivery of the Shares by the Selling Shareholder, the execution, delivery or performance by the Selling Shareholder of this Agreement, compliance by the Selling Shareholder with all provisions hereof nor consummation by the Selling Shareholder of the transactions contemplated hereby (A) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, or creates or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Shareholder, under the articles of incorporation or code of regulations of the Selling Shareholder, or any agreement, indenture, lease or other instrument to which the Selling Shareholder is a party or by which any of its properties is bound and which is identified in a schedule heretofore provided to the Underwriters, or
          (B) violates or will result in any violation of any existing law, statute, regulation, ruling (assuming compliance with all applicable state and securities and Blue Sky laws), judgment, injunction, order or decree that is known by such counsel to be applicable to the Selling Shareholder or any of its properties.

                 (iv) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official is required on the part of the Selling Shareholder (except such as have been obtained under the Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) for the valid sale of the Shares to the Underwriters by the Selling Shareholder under this Agreement.

                 (v) The statements in the Prospectus under the captions "Certain Information Regarding the Selling Shareholder," insofar as such statements concern matters of law, summaries of legal matters, provisions of the Selling Shareholder's articles of incorporation or code of regulations, documents or legal proceedings, or legal conclusions, have been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

              In rendering such opinion, counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Selling Shareholder and of government officials, provided that counsel shall state their belief that they and you are justified in relying thereon. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date and the Additional Closing Date, as the case may be. In rendering the opinion contained in paragraph (i), such counsel may assume that the laws of the State of Florida that purport to govern this Agreement are the same as the laws of the State of Ohio in all respects material to such opinion.

              (e) You shall have received on the Closing Date or Additional Closing Date, as the case may be, an opinion of Alston & Bird LLP, as counsel for the Underwriters, dated the Closing Date or Additional Closing Date, as the case may be, with respect to the issuance and sale of the Shares, the Registration Statement and other related matters as you may reasonably request, and the Company and its counsel shall have furnished to your counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

              (f) You shall have received letters addressed to you and dated the date hereof and the Closing Date or the Additional Closing Date, as the case may be, from (i) the firm of PricewaterhouseCoopers LLP, independent certified public accountants and (ii) the Chief Financial Officer of the Company, substantially in the forms heretofore approved by you.

              (g) (i) No stop order suspending the effectiveness of the Registration

Statement shall have been issued by the Commission and no proceedings for that purpose shall be pending or, to the knowledge of the Company, shall be threatened or contemplated by the Commission at or prior to the Closing Date or Additional Closing Date, as the case may be; (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending or, to the knowledge of the Company, threatened or contemplated by the authorities of any jurisdiction; (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities; (iv) after the date hereof, no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to you and you did not object thereto in good faith; and (v) all of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (except for such representations and warranties qualified by materiality, which representations and warranties shall be true and correct in all respects) on and as of the date hereof and on and as of the Closing Date or Additional Closing Date, as the case may be, as if made on and as of the Closing Date or Additional Closing Date, as the case may be, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you) to the effect set forth in this Section 9(g) and in Sections 9(b) and 9(i) hereof.

         (h) The Company shall not have failed in any material respect at or prior to the Closing Date or the Additional Closing Date, as the case may be, to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date or Additional Closing Date, as the case may be.

         (i) The Company shall have furnished or caused to have been furnished to you such further certificates and documents as you shall have reasonably requested.

         (j) At or prior to the Closing Date, you shall have received the written commitment Lock-Up Agreements from each of the Company's executive officers and directors and the Selling Shareholder not to directly or indirectly
(i) sell, offer or contract to sell or otherwise dispose of or transfer any shares of Company Securities, whether now owned or acquired after the date of the Prospectus or with respect to which the power of disposition is acquired after the date of the Prospectus, or file any registration statement under the Act with respect to the foregoing or (ii) enter into any swap or other agreement or any other agreement that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of Company Securities whether any such swap or transaction is to be settled by delivery of Company Securities, in cash or otherwise; other than as provided in such written commitment before the expiration of 180 days from the Closing Date, without the prior written consent of Raymond James & Associates, Inc.

         (k) At or prior to the effective date of the Registration Statement, you shall have received a letter from the Corporate Financing Department of the NASD confirming that such Department has determined to raise no objections with respect to the fairness or reasonableness of the underwriting terms and arrangements of the offering contemplated hereby.

              (l) You shall be satisfied that, and you shall have received a certificate dated the Closing Date or Additional Closing Date, as the case may be, from the Selling Shareholder to the effect that, as of the Closing Date or Additional Closing Date, as the case may be: (i) the representations and warranties made by the Selling Shareholder herein are true and correct in all material respect on the Closing Date and (ii) the Selling Shareholder has complied with all obligations and satisfied all conditions that are required to be performed or satisfied on his or its part at or prior to the Closing Date or Additional Closing Date, as the case may be.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

         The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of the Additional Closing Date of the conditions set forth in this Section 9, except that, if the Additional Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in this Section 9 shall be dated as of the Additional Closing Date and the opinions called for by paragraphs (c),(d) and
(e) shall be revised to reflect the sale of Additional Shares.

         If any of the conditions hereinabove provided for in this Section 9 shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by you by notifying the Company of such termination in writing or by telegram at or prior to such Closing Date, but you shall be entitled to waive any of such conditions.

         10. Effective Date of Agreement. This Agreement shall become effective upon the later of (a) the execution and delivery hereof by the parties hereto and (b) release of notification of the effectiveness of the Registration Statement by the Commission; provided, however, that the provisions of Sections 7 and 8 shall at all times be effective.

         11. Defaulting Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase Firm Shares that it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Firm Shares, each non-defaulting Underwriter shall be obligated, severally, in the proportion in which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in the Agreement Among Underwriters, to purchase the Firm Shares that such defaulting Underwriter or Underwriters agreed, but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case that does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement.

         12. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company by notice to the Company, if prior to the Closing Date or the Additional Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, in your sole judgment,
(i) trading in the Common Shares shall have been suspended by the Commission or NASDAQ, (ii) trading in securities generally on the New York Stock Exchange or NASDAQ shall have been suspended or materially limited, or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any such exchange or by order of the Commission or any court or other governmental authority, (iii) a general moratorium on commercial banking activities shall have been declared by either federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity or terrorist attack, crisis or change in political, financial or economic conditions or other material event the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares. Notice of such cancellation shall be promptly given to the Company and its counsel by telegraph, telecopy or telephone and shall be subsequently confirmed by letter.

         13. Failure of the Selling Shareholder to Sell and Deliver the Shares. If the Selling Shareholder shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by the Selling Shareholder at the Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Shareholder, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 7 and 8 hereof, the Company or the Selling Shareholder or (ii) purchase the Shares that the Company has agreed to sell and deliver in accordance with the terms hereof. If the Selling Shareholder shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by the Selling Shareholder pursuant to this Agreement at the Closing Date or Additional Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Shareholder, to postpone the Closing Date or the Additional Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

         14. Information Furnished by the Underwriters and the Selling Shareholder. The Company and the Selling Shareholder acknowledge that (i) the last paragraph on the cover page of the Prospectus regarding delivery of the Shares and (ii) the list of Underwriters and their respective participation in the sale of the Shares, the sentences related to the concession and reallowance and the three paragraphs related to stabilizing transactions and penalty bids under the caption "Underwriting" in the Prospectus constitute the only information furnished by or on behalf of the Underwriters through you or on your behalf as such information is referred to in Sections 6.1(a), 6.1(b) and 8 hereof. The Company and the Underwriters acknowledge that the information in the Prospectus under the captions "Certain Information Regarding the Selling Shareholder" and "Principal and Selling Shareholders" that specifically relates to the Selling Shareholder constitutes the only information furnished by or on behalf of the Selling Shareholder through you or on your behalf as such information is referred to in Sections 6.1(a), 6.1(b) and 8 hereof.

         15. Miscellaneous. Except as otherwise provided in Sections 5 and 12 hereof, notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be delivered

                   (i)     to the Company

                           Dominion Homes, Inc.
                           5501 Frantz Road
                           Dublin, Ohio 43017-0766
                           Attention:  Douglas G. Borror

                           with a copy to

                           Vorys, Sater, Seymour and Pease LLP
                           52 East Gay Street
                           Columbus, Ohio 43215
                           Attention:  Michael A. Cline

                  (ii)     to the Selling Shareholder

                           BRC Properties Inc.
                           5501 Frantz Road
                           Dublin, Ohio 43017-0766
                           Attention:  Terry E. George

                           with a copy to

                           Vorys, Sater, Seymour and Pease LLP
                           52 East Gay Street
                           Columbus, Ohio 43215

                           Attention: Michael A. Cline


                   (iii)   to the Underwriters

                           Raymond James & Associates, Inc.
                           880 Carillon Parkway
                           St. Petersburg, Florida  33716
                           Attention:  Vivek Seth

                           with a copy to

                           Alston & Bird LLP
                           3201 Beechleaf Court, Suite 600
                           Raleigh, North Carolina 27604
                           Attention:  Brad S. Markoff


         This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and its directors and officers and the Selling Shareholder.

         15. Letter of Intent Right of First Refusal. The Company hereby confirms and agrees to be bound by the provisions of paragraph 9 contained in the engagement letter dated April 25, 2002, entered into between the Company and Raymond James & Associates, Inc.

         16. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without reference to choice of law principles thereunder.

         This Agreement may be signed in various counterparts, which together shall constitute one and the same instrument.

         This Agreement shall be effective when, but only when, at least one counterpart hereof shall have been executed on behalf of each party hereto.

         The Company, the Selling Shareholder and the Underwriters each hereby irrevocably waives any right it may have to a trial by jury in respect to any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Shareholder and the several Underwriters.

                                           Very truly yours,


                                           Dominion Homes, Inc.




                                           -----------------------------------
                                           Jon M. Donnell, President and
                                           Chief Operating Officer




                                           BRC Properties Inc.




                                           -----------------------------------
                                           David S. Borror, President

CONFIRMED as of the date first above
mentioned, on behalf of the Representatives and the other several Underwriters named in
Schedule I hereto.

RAYMOND JAMES & ASSOCIATES, INC.



By:
         ----------------------------------
         Authorized Representative



LEGG MASON WOOD WALKER, INCORPORATED



By:
         ----------------------------------
         Authorized Representative

                                   SCHEDULE I

                                                             Number
             Name                                         Firm Shares
-----------------------------------                      -------------











Total:                                                     ___________

EXHIBIT A

_______, 2002

[NAME AND ADDRESS OF SECURITYHOLDER]


RAYMOND JAMES & ASSOCIATES, INC.
LEGG MASON WOOD WALKER, INCORPORATED
As Representatives of the Several Underwriters
c/o Raymond James & Associates, Inc.
880 Carillon Parkway

St. Petersburg, Florida 33716

    Re: Dominion Homes, Inc. (the "Company") - Restriction on Stock Sales

Dear Sirs:

    This letter is delivered to you pursuant to the Underwriting Agreement (the "Underwriting Agreement") to be entered into by the Company, as issuer, BRC Properties Inc., as selling shareholder, and Raymond James & Associates, Inc., the representative (the "Representative") of certain underwriters (the "Underwriters") to be named therein. Upon the terms and subject to the conditions of the Underwriting Agreement, the Underwriters intend to effect a public offering of Common Shares, without par value, of the Company (the "Shares"), as described in and contemplated by the registration statement of the Company on Form S-2, File No. 333-[_____] (the "Registration Statement"), as filed with the Securities and Exchange Commission on [__________] (the "Offering").

    The undersigned recognizes that it is in the best financial interests of the undersigned, as an executive officer or director, or an owner of stock, options, warrants or other securities of the Company (the "Company Securities"), that the Company complete the proposed Offering.

    The undersigned further recognizes that the Company Securities held by the undersigned are, or may be, subject to certain restrictions on transferability, including those imposed by United States federal securities laws. Notwithstanding these restrictions, the undersigned has agreed to enter into this letter agreement to further assure the Underwriters that the Company Securities of the undersigned, now held or hereafter acquired, will not enter the public market at a time that might impair the underwriting effort.


    Therefore, as an inducement to the Underwriters to execute the Underwriting Agreement, the undersigned hereby acknowledges and agrees that the undersigned will not (i) offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of (collectively, a "Disposition") any Company Securities, or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or otherwise acquire, any Company Securities held by the undersigned or acquired by the undersigned after the date hereof, or that may be deemed to be beneficially owned by the undersigned (collectively, the "Lock-Up Shares"), pursuant to the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the "Act"), and the Securities Exchange Act of 1934, as amended, for a period commencing on the date hereof and ending 180 days after the date of the Company's Prospectus first filed pursuant to Rule 424(b) under the Act, inclusive (the "Lock-Up Period"), without the prior written consent of Raymond James & Associates, Inc. or (ii) exercise or seek to exercise or effectuate in any manner any rights of any nature that the undersigned has or may have hereafter to require the Company to register under the Act the undersigned's sale, transfer or other disposition of any of the Lock-Up Shares or other securities of the Company held by the undersigned, or to otherwise participate as a selling securityholder in any manner in any registration effected by the Company under the Act, including under the Registration Statement, during the Lock-Up Period. The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging, collar (whether or not for any consideration) or other transaction that is designed to or reasonably expected to lead or result in a Disposition of Lock-Up Shares during the Lock-Up Period, even if such Lock-Up Shares would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Lock-Up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Lock-Up Shares.

    Notwithstanding the agreement not to make any Disposition during the Lock-Up Period, you have agreed that the foregoing restrictions shall not apply to the Company Securities, if any, being offered by the undersigned in the prospectus included in the Registration Statement.

    It is understood that, if the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, you will release the undersigned from the obligations under this letter agreement.

    In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Lock-Up Shares if such transfer would constitute a violation or breach of this letter. This letter shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned. Capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Underwriting Agreement.



                                Very truly yours,





                               Signature of Securityholder